Exhibit 99.1

For Immediate Release
November 1, 2013

PNM Resources Reports Third Quarter Results
2013 Earnings Guidance Narrowed, Conference Call Set for 11 A.M. Eastern Today

PNM Resources (In millions except EPS)

	Q3 2013	Q3 2012	YTD 2013	YTD 2012
GAAP net earnings	$54.6	$57.9	$92.9	$96.5
GAAP EPS	$0.68	$0.72	$1.15	$1.20
Ongoing net earnings	$51.7	$55.1	$96.8	$95.1
Ongoing EPS	$0.64	$0.69	$1.20	$1.18

(ALBUQUERQUE, N.M.) – PNM Resources (NYSE: PNM) today released the company’s unaudited 2013 third quarter earnings report. Management today narrowed the 2013 consolidated earnings guidance range to $1.35 to $1.41 per diluted share.

“The company continued its consistent performance in the third quarter and remains on course for the year,” said Pat Vincent-Collawn, chairman, president, and CEO of PNM Resources. “TNMP continues to perform well, benefitting from the strong Texas economy. At PNM, there continue to be indications that the local economy is stabilizing, and we saw a slight increase in the residential load during the quarter. We are also pleased to say that we are on track to obtain the necessary approvals for the revised state implementation plan related to our coal-fired San Juan Generating Station.”

SEGMENT REPORTING OF 2013 THIRD QUARTER & YTD EARNINGS
PNM – a vertically integrated electric utility in New Mexico with distribution, transmission and generation assets.
PNM (In millions except EPS)

	Q3 2013	Q3 2012	YTD 2013	YTD 2012
GAAP net earnings	$47.7	$50.8	$85.1	$85.2
GAAP EPS	$0.59	$0.63	$1.06	$1.06
Ongoing net earnings	$43.6	$48.7	$82.0	$84.4
Ongoing EPS	$0.54	$0.61	$1.02	$1.05

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PNM Resources Reports Q3 Earnings            11-1-13                    p. 2 of 3

•	PNM’s ongoing earnings were boosted by Palo Verde Unit 3 pricing, offset primarily by a decrease in weather due to mild temperatures and a decrease in industrial load.

TNMP – an electric transmission and distribution utility in Texas.

TNMP (In millions except EPS)

	Q3 2013	Q3 2012	YTD 2013	YTD 2012
GAAP net earnings	$10.1	$9.1	$22.2	$20.1
GAAP EPS	$0.13	$0.11	$0.28	$0.25
Ongoing net earnings	$10.1	$9.1	$22.2	$20.3
Ongoing EPS	$0.13	$0.11	$0.28	$0.25

•	TNMP’s ongoing earnings benefitted from additional revenue from rate relief and continued overall load growth.

Corporate and Other – a segment that reflects costs at the PNM Resources holding company, mainly comprised of interest expense related to debt.

Corporate and Other (In millions except EPS)

	Q3 2013	Q3 2012	YTD 2013	YTD 2012
GAAP net earnings	($3.20)	($2.00)	($14.40)	($8.90)
GAAP EPS	($0.04)	($0.02)	($0.18)	($0.11)
Ongoing net earnings	($2.00)	($2.70)	($7.40)	($9.50)
Ongoing EPS	($0.03)	($0.03)	($0.10)	($0.12)
Financial materials are available at http://www.pnmresources.com/investors/results.cfm.
THIRD QUARTER CONFERENCE CALL: 11 A.M. EASTERN TODAY
PNM Resources will discuss third quarter earnings results during a live conference call and webcast today at 11 a.m. Eastern. Speaking on the call will be Pat Vincent-Collawn, PNM Resources chairman, president and CEO, and Chuck Eldred, PNM Resources executive vice president and CFO.

A live webcast of the call will be archived at http://www.pnmresources.com/investors/events.cfm. Listeners are encouraged to visit the website at least 30 minutes before the event to register, download and install any necessary audio software. Investors and analysts can participate in the live conference call by dialing (877) 377-7098 or (631) 291-4547 five to 10 minutes prior to the event and referencing “the PNM Resources third quarter conference call.” A telephone replay will be available at 2 p.m. Eastern until midnight Nov. 15 by dialing (855) 859-2056 or (404) 537-3406 and using the confirmation code 87775008. Supporting material for PNM Resources’ earnings announcements can be viewed and downloaded at http://www.pnmresources.com/investors/results.cfm.

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PNM Resources Reports Q3 Earnings            11-1-13                        p. 3 of 3

Background:
PNM Resources (NYSE: PNM) is an energy holding company based in Albuquerque, N.M., with 2012 consolidated operating revenues of $1.3 billion. Through its regulated utilities, PNM and TNMP, PNM Resources has approximately 2,538 megawatts of generation capacity and serves electricity to more than 739,000 homes and businesses in New Mexico and Texas. For more information, visit the company's website at www.PNMResources.com

CONTACTS:
Analysts                        Media
Jimmie Blotter                        Pahl Shipley
(505) 241-2227                    (505) 241-4831

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
Statements made in this news release that relate to future events or PNM Resources’ (“PNMR”), Public Service Company of New Mexico’s (“PNM”), or Texas-New Mexico Power Company’s (“TNMP”) (collectively, the “Company”) expectations, projections, estimates, intentions, goals, targets, and strategies are made pursuant to the Private Securities Litigation Reform Act of 1995. Readers are cautioned that all forward-looking statements are based upon current expectations and estimates. PNMR, PNM, and TNMP assume no obligation to update this information. Because actual results may differ materially from those expressed or implied by these forward-looking statements, PNMR, PNM, and TNMP caution readers not to place undue reliance on these statements. PNMR's, PNM's, and TNMP's business, financial condition, cash flow, and operating results are influenced by many factors, which are often beyond their control, that can cause actual results to differ from those expressed or implied by the forward-looking statements. For a discussion of risk factors and other important factors affecting forward-looking statements, please see the Company’s Form 10-K and Form 10-Q filings with the Securities and Exchange Commission, which factors are specifically incorporated by reference herein.

Non-GAAP Financial Measures
The Company uses ongoing earnings and ongoing earnings per diluted share (or ongoing diluted earnings per share) to evaluate the operations of the Company and to establish goals for management and employees. While the Company believes these financial measures are appropriate and useful for investors, they are not measures presented in accordance with generally accepted accounting principles in the U.S. (GAAP). The Company does not intend for these measures, or any piece of these measures, to represent any financial measure as defined by GAAP. Furthermore, the Company’s calculations of these measures as presented may or may not be comparable to similarly titled measures used by other companies. The Company uses ongoing earnings guidance to provide investors with management's expectations of ongoing financial performance over the period presented. While the Company believes ongoing earnings guidance is an appropriate measure, it is not a measure presented in accordance with GAAP. The Company does not intend for ongoing earnings guidance to represent an expectation of net earnings as defined by GAAP. Management is generally not able to estimate the impact of the reconciling items between ongoing earnings guidance and forecasted GAAP earnings, nor their probable impact on GAAP earnings; therefore, management is generally not able to provide a corresponding GAAP equivalent for earnings guidance.

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PNM Resources
Schedule 1
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other		Consolidated
	(in thousands)
Three Months Ended September 30, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$47,691	$10,106	$(3,242)		$54,555
Adjusting items, net of income tax effects
Mark-to-market impact of economic hedges	(4,629)	—	—		(4,629)
Net change in unrealized impairments of NDT securities	(472)	—	—		(472)
Loss on reacquired debt	—	—	1,202		1,202
Regulatory disallowance	1,048	—	—		1,048
Total Adjustments	(4,053)	—	1,202	1	(2,851)
Ongoing Earnings (Loss)	$43,638	$10,106	$(2,040)		$51,704

Nine Months Ended September 30, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$85,120	$22,170	$(14,431)		$92,859
Adjusting items, net of income tax effects
New Mexico corporate income tax rate change	—	—	1,234		1,234
Mark-to-market impact of economic hedges	(3,538)	—	—		(3,538)
Net change in unrealized impairments of NDT securities	(606)	—	—		(606)
Loss on reacquired debt	—	—	1,908		1,908
State tax credit impairment	—	—	3,880		3,880
Regulatory disallowance	1,048	—	—		1,048
Total Adjustments	(3,096)	—	7,022		3,926
Ongoing Earnings (Loss)	$82,024	$22,170	$(7,409)		$96,785

Income tax effects calculated using tax rates of 35.00% for TNMP and 39.59% for all other segments unless otherwise noted

PNM Resources
Schedule 2
Reconciliation of Ongoing to GAAP Earnings
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(in thousands)
Three Months Ended September 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$50,779	$9,084	$(1,999)	$57,864
Adjusting items, net of income tax effects
Building consolidation	144	42	—	186
Gain on sale of First Choice	—	—	(651)	(651)
Mark-to-market impact of economic hedges	662	—	—	662
Net change in unrealized impairments of NDT securities	(2,769)	—	—	(2,769)
Process improvement initiatives	(145)	(43)	—	(188)
Total Adjustments	(2,108)	(1)	(651)	(2,760)
Ongoing Earnings (Loss)	$48,671	$9,083	$(2,650)	$55,104

Nine Months Ended September 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$85,211	$20,113	$(8,868)	$96,456
Adjusting items, net of income tax effects
Building consolidation	144	42	—	186
Gain on sale of First Choice	—	—	(651)	(651)
Mark-to-market impact of economic hedges	1,858	—	—	1,858
Net change in unrealized impairments of NDT securities	(3,263)	—	—	(3,263)
Process improvement initiatives	427	124	—	551
Total Adjustments	(834)	166	(651)	(1,319)
Ongoing Earnings (Loss)	$84,377	$20,279	$(9,519)	$95,137

Income tax effects calculated using tax rates of 35.00% for TNMP and 39.59% for all other segments unless otherwise noted

PNM Resources
Schedule 3
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.59	$0.13	$(0.04)	$0.68
Adjusting items
Mark-to-market impact of economic hedges	(0.05)	—	—	(0.05)
Net change in unrealized impairments of NDT securities	(0.01)	—	—	(0.01)
Loss on reacquired debt	—	—	0.01	0.01
Regulatory disallowance	0.01	—	—	0.01
Total Adjustments	(0.05)	—	0.01	(0.04)
Ongoing Earnings (Loss)	$0.54	$0.13	$(0.03)	$0.64
Average Diluted Shares Outstanding: 80,333,822

Nine Months Ended September 30, 2013
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.06	$0.28	$(0.18)	$1.15
Adjusting items
New Mexico corporate income tax rate change	—	—	0.02	0.02
Mark-to-market impact of economic hedges	(0.04)	—	—	(0.04)
Net change in unrealized impairments of NDT securities	(0.01)	—	—	(0.01)
Loss on reacquired debt	—	—	0.02	0.02
State tax credit impairment	—	—	0.05	0.05
Regulatory disallowance	0.01	—	—	0.01
Total Adjustments	(0.04)	—	0.09	0.05
Ongoing Earnings (Loss)	$1.02	$0.28	$(0.10)	$1.20
Average Diluted Shares Outstanding: 80,456,181

Tables may not appear visually accurate due to rounding.

PNM Resources
Schedule 4
Reconciliation of Ongoing to GAAP Earnings Per Diluted Share
(Preliminary and Unaudited)

	PNM	TNMP	Corporate and Other	Consolidated
	(per diluted share)
Three Months Ended September 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$0.63	$0.11	$(0.02)	$0.72
Adjusting items
Building consolidation	—	—	—	—
Gain on sale of First Choice	—	—	(0.01)	(0.01)
Mark-to-market impact of economic hedges	0.01	—	—	0.01
Net change in unrealized impairments of NDT securities	(0.03)	—	—	(0.03)
Process improvement initiatives	—	—	—	—
Total Adjustments	(0.02)	—	(0.01)	(0.03)
Ongoing Earnings (Loss)	$0.61	$0.11	$(0.03)	$0.69
Average Diluted Shares Outstanding: 80,390,385

Nine Months Ended September 30, 2012
GAAP Net Earnings (Loss) Attributable to PNMR:	$1.06	$0.25	$(0.11)	$1.20
Adjusting items
Building consolidation	—	—	—	—
Gain on sale of First Choice	—	—	(0.01)	(0.01)
Mark-to-market impact of economic hedges	0.02	—	—	0.02
Net change in unrealized impairments of NDT securities	(0.04)	—	—	(0.04)
Process improvement initiatives	0.01	—	—	0.01
Total Adjustments	(0.01)	—	(0.01)	(0.02)
Ongoing Earnings (Loss)	$1.05	$0.25	$(0.12)	$1.18
Average Diluted Shares Outstanding: 80,410,479